Exhibit 10.3

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TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (this “Agreement”) is made and entered into as of 27th day of June, 2013 (the “Effective Date”) by and between Samsung Electronics Co., Ltd., a company organized under the laws of the Republic of Korea (the “Seller”), and IXYS Intl Limited, a corporation incorporated under the laws of the Cayman Islands (the “Purchaser”).

RECITALS

WHEREAS, the Purchaser and the Seller have entered into that certain Asset Purchase Agreement, dated as of May 25th, 2013 (the “Purchase Agreement”, Seller document number SLSI-201304IA001), pursuant to which the Seller has sold and transferred certain assets related to the Business to the Purchaser and, in connection therewith, the Seller and the Purchaser entered into (i) that certain Foundry Services Agreement, dated as of 27th day of June, 2013 (the “Foundry Services Agreement”), and (ii) that certain Product License Agreement, dated as of 27th day of June, 2013 (the “Product License Agreement”);

WHEREAS, in further consideration of the Purchase Agreement, the Purchaser will require the Seller’s assistance with respect to certain operations of the Business following the Closing Date, as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties as follows:

1.        DEFINITIONS.  The defined terms used in this Agreement shall have the meanings set forth in this Section 1 or in the text of the Agreement. Capitalized terms used herein and not otherwise defined in the Agreement have the meanings given to such terms in the Purchase Agreement or the Product License Agreement, as applicable.

1.1      “Pass-Through Expenses” shall mean the reasonable, documented, out-of-pocket expenses actually incurred by the Seller or its Affiliates in performing the Services under this Agreement, provided that such category of out-of-pocket expenses has been specified in the Services Exhibit as chargeable to such Services. “Pass-Through Expenses” shall not include any overhead costs, Seller profits or other mark-ups.

1.2      “Seller Expense Table” shall mean the Seller’s payroll, cost, expense or travel cost for the performance of the Services.

1.3      “Services” shall mean the set of tasks that the Seller will perform for the Purchaser as specified in the Services Exhibit.

1.4      “Services Exhibit” shall mean Exhibit A attached hereto, as it may be amended from time to time by mutual written agreement of the parties.

1.5      “Service Period” shall mean the duration of a Service as set forth in the Services Exhibit.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.	TRANSITION SERVICES.

2.1      Services.  During the Term of this Agreement, and except for the manufacturing services provided pursuant to the Foundry Agreement, the Seller shall provide, and as necessary shall cause its Affiliates to provide, to the Purchaser the Services specified in the Services Exhibit, for the periods set forth therein. Except as otherwise expressly provided in this Agreement (including in the Services Exhibit), the Seller will be responsible for providing the equipment, Seller Personnel (as defined below), and other resources required for the Seller’s performance of the Services. In the event of any conflict between the terms of the Services Exhibit and this Agreement, the terms of the Services Exhibit shall prevail.

2.2      Modification of Services.  Without limiting the foregoing, the parties acknowledge that the scope or characteristics of the Services may change during the term of this Agreement as the Purchaser completes its transition from dependence on the Seller’s Services. If the Purchaser reasonably believes that it is necessary to supplement, modify, substitute, reduce or otherwise alter the Services specified in the Services Exhibit, including without limitation changes that may affect the content, scope, or service levels (“Changes”), it shall make a written request for such Changes to the Seller, and the parties will discuss in good faith the implementation of any such Changes and any changes to the terms of the Services Exhibit to effect such Change. The Seller may not make Changes until the parties have mutually agreed upon such Changes in writing.

2.3      Additional Services.  From time to time after the Closing Date, the parties may identify additional services to be provided to the Purchaser in accordance with the terms of this Agreement (the “Additional Services”). The parties will discuss in good faith any Additional Services, and if the Parties agree to such Additional Services, the parties shall amend the Services Exhibit to add each Additional Service setting forth a description of the Additional Service, the time period during which the Additional Service will be provided, the applicable service levels, the charge, if any, for the Additional Service and any other terms applicable thereto.

2.4      Service Levels; Standards of Performance.  The Seller will use commercially reasonable efforts to provide the Services in accordance with the specifications or other standards set forth in the Services Exhibit, and otherwise in the same or substantially similar manner as the equivalent services were provided by Seller or its Affiliates with respect to the Business immediately prior to the Closing. The Seller will comply with all laws and regulations applicable to Seller with respect to its performance of the Services, and will obtain all necessary permits and licenses applicable to Seller with respect to its performance of the Services. The Seller shall cause all Seller Personnel (as defined below) to comply with the standards set forth in this Section 2.4.

2.5      Expenses.  Except as may be expressly set forth in the Services Exhibit or otherwise provided in this Agreement, each party will bear its own expenses in connection with its obligations under this Agreement.

2.6      Subcontractors.  The Services may be provided in whole or in part by Affiliates of the Seller or by third-party subcontractors selected by the Seller, subject to the prior written

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approval of the Purchaser, which approval shall not be unreasonably withheld. Any such delegation or appointment shall not release the Seller from any of its obligations under this Agreement. The Seller shall be responsible for the work and activities of each of its Affiliates and subcontractors, including compliance with the terms of this Agreement. The Seller shall be responsible for all payments to its subcontractors, unless the Services Exhibit provides otherwise or the Purchaser agrees in writing to pay the subcontractor directly for the applicable Service.

2.7      Service Provider Contracts.  To the extent that at the end of the Term of this Agreement the Purchaser will also require an agreement with any third-party service provider used by the Seller in connection with the Services as of the Closing Date, the Seller agrees to use commercially reasonable efforts to assist the Purchaser to obtain terms and conditions, including pricing terms, substantially similar to those received from such service providers by the Seller prior to the Closing Date.

3.	MANAGEMENT.

3.1      Each party will have day-to-day management control over its provision and/or receipt of the Services. To administer its provision and/or receipt and use of the Services, each party will retain a Services Coordinator who shall (i) have overall responsibility during the term of this Agreement for managing and coordinating the delivery of the Services; (ii) be authorized to act for and on behalf of the appointing party with respect to all matters relating to this Agreement, and (iii) be the primary contact with the other party’s Services Coordinator. The Services Coordinators from each party, or their designees for specific Services, shall meet regularly on a mutually agreed upon schedule, and shall cooperate and consult in relation to the Services in their reasonable judgment. Each party may, at its discretion, and upon written notice to the other party, designate other or additional individuals to serve in these capacities during the term of this Agreement.

4.	PERSONNEL.

4.1      Personnel.  The Seller will make available such Seller employees and agents as are required to provide each of the Services (the “Seller Personnel”). The parties may agree in the Services Exhibit on any specific employees that are required to be utilized in providing the applicable Services (the “Key Employees”).

4.2      Right to Designate and Change Seller Personnel.  The Seller shall be entitled to remove or replace any Seller Personnel at any time; provided, however, the Seller will use commercially reasonable efforts to limit the disruption to the Purchaser as a result of such removal or replacement.

4.3      Responsibility for Seller Personnel.  Seller Personnel will be under the direction, control and supervision of the Seller, and the Seller will have the sole right to exercise all authority with respect to the employment, termination, assignment, and compensation of such Seller Personnel under the applicable Law. The Seller (or its Affiliates) will be solely responsible for payment of (i) all income, disability, withholding, and other employment taxes and (ii) all medical benefit premiums, vacation pay, sick pay, or other fringe benefits for any employees, agents, or contractors of the Seller who perform the Services.

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5.	FEES AND PAYMENT.

5.1      Service Charges.  Except as otherwise stipulated in the Services Exhibit, the Purchaser shall pay an amount equal to payroll for Service time of Seller Personnel in accordance with this Section 5, pursuant to the Seller Expense Table set forth in the Service Exhibit. All payment under this Agreement (including the Pass-Through Expenses) do not include tax.

5.2      Expenses.  The Purchaser shall pay or reimburse the Seller for Pass-Through Expenses reasonably calculated and invoiced to the Purchaser in accordance with this Section 5.

5.3      Payment; Invoices.  Amounts payable, if any, hereunder will be billed and paid in U.S. dollars. Within thirty (30) days after the end of each calendar month, the Seller will submit one (1) invoice to the Purchaser for any amounts payable by the Purchaser hereunder for the previous month; itemizing the Pass-Through Expenses payable and to which Service each is applicable to. Each invoice will be accompanied by such supporting documentation as is necessary for the Purchaser to verify the Pass-Through Expenses charged during the applicable period, or otherwise as the Purchaser reasonably requests. The Purchaser will pay all amounts due pursuant to this Agreement within forty-five (45) days after the receipt of the applicable invoice from the Seller unless a different period is specified in the Services Exhibit.

5.4      Audit.  The Purchaser shall have the right, upon reasonable written notice to the Seller and at the Purchaser’s cost, to have an independent third party reasonably acceptable to the Seller to audit any Service fees and any Pass-Through Expenses charged by the Seller. Such audit shall be conducted no more than once every calendar half-year and only during normal business hours. If such audit reveals an overcharge by the Seller, then the Seller shall promptly reimburse the Purchaser. If the audit reveals an overcharge of greater than five percent (5%) of the aggregate Service fees and Pass-Through Expenses for any given calendar quarter, then the reasonable costs and expenses incurred in connection with such audit shall be borne by the Seller.

6.	CONFIDENTIALITY.

6.1      The confidentiality provisions set forth in Section 6.4 of the Purchase Agreement shall apply to all proprietary, secret or confidential information disclosed by either party under this Agreement.

7.	REPRESENTATIONS AND WARRANTIES

7.1      Consents.  The Seller represents and warrants that it has obtained all consents, approvals, or agreements from any third party (each, a “Consent”) required for the Seller to provide the Services pursuant to this Agreement (or to use any equipment or software owned by or leased or licensed to the Seller or any of its Affiliates in connection with the provision of such Services)

7.2      Performance.  Without limiting any other provision in this Agreement, the Seller represents and warrants that the Seller will perform the Services in a timely and professional manner and in accordance with industry standards for services of the type performed hereunder.

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8.	TERM AND TERMINATION.

8.1      Term.  The term of this Agreement shall commence on the Closing Date and, unless extended by written agreement of the parties pursuant to Section 8.2 or terminated earlier pursuant to Section 8.3, shall continue until the termination or expiration of all Services pursuant to the Services Exhibit, no longer than *** months after Closing Date (the “Term”).

8.2      Term Extensions.    This Agreement may be extended in writing by mutual agreement of the parties either in whole or with respect to one or more of the Services.

8.3      Termination.

(a)      The Purchaser may terminate any Service, in whole or in part with respect to such Service: (i) for any reason or no reason, upon at least thirty (30) days’ prior written notice to the Seller of such termination (unless a longer notice period is specified in the Services Exhibit or is required under a third-person agreement pursuant to which such Service is provided); or (ii) at any time, upon prior written notice to the Seller, if the Seller has failed to perform any of its material obligations under this Agreement with respect to such Service and such failure is still occurring thirty (30) days after receipt by the Seller of a written notice of such failure from the Purchaser.

(b)      The Seller may terminate any Service, in whole or in part with respect to such Service at any time, upon prior written notice to the Purchaser, if the Purchaser has materially failed to perform any of its material obligations under this Agreement with respect to such Service and such failure is still occurring thirty (30) days after receipt by the Purchaser of a written notice of such failure from the Seller or the applicable Affiliate providing Services.

(c)      If either party becomes aware of a change in applicable Law or other circumstance that would result in the continued performance of any Service being a violation of any applicable Law, such party will notify the other party in writing as soon as reasonably practicable, and the parties shall cooperate in good faith to make reasonable modifications to such Service or find reasonable alternative means by which such Service can continue to be provided in compliance with applicable Laws. If the parties are unable to find a mutually acceptable alternative means of providing such Service that complies with applicable Law within thirty (30) days of starting such discussions, either party may terminate such Service immediately upon written notice to the other party.

(d)      Any Service may be terminated at any time upon mutual agreement of the parties.

8.4      Effect of Termination.

(a)      Immediately following the expiration or termination of this Agreement, the Seller shall cease, or cause its Affiliates or subcontractors to cease, providing the Services. Upon termination of any Service in accordance with this Agreement, (i) the Seller shall have no further obligation to provide such terminated Service, and (ii) the Purchaser shall have no obligation to pay any additional Pass-Through Expenses relating to any such Service that would be incurred after the effective date of such termination; provided, however, that, the Purchaser

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended

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shall remain obligated to pay to the Seller any Pass-Through Expenses owed and payable with respect to any component of such terminated Service that was provided prior to the effective date of such termination. In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination.

8.5      Upon the termination or expiration of any Service with respect to which a party or an Affiliate thereof holds books, records, files, databases, confidential or proprietary information or computer software or hardware (including, without limitation, current and archived copies of computer files) owned or leased by the other party or an Affiliate thereof and used in connection with the provision of such Service (the “Materials”), subject to the terms of Section 6.1, such party will return, or destroy and certify the destruction of, all such Materials promptly upon the termination or expiration of the applicable Service, but not later than thirty (30) days after such termination or expiration.

8.6      Survival.  Sections 1, 5.3, 6, 8 and 10 of this Agreement shall survive any expiration or termination of this Agreement.

9.	LIMITATION ON LIABILITY; DISCLAIMER OF WARRANTIES

9.1      Limitation on Liability.    NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL SELLER OR ANY SELLER AFFILIATE BE LIABLE (A) FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS OR LOSS OF ANTICIPATED SAVINGS, ARISING FROM OR RELATING TO ANY ACT OR OMISSION UNDER THIS AGREEMENT, AND (B) TO PURCHASER OR ITS AFFILIATES UNDER THIS AGREEMENT FOR ANY AMOUNT IN EXCESS OF THE AGGREGATE SERVICE CHARGES PAID BY PURCHASER UNDER THIS AGREEMENT.

9.2      No Express or Implied Warranties.  Purchaser acknowledges and agrees that, except to the extent expressly set forth in this Agreement, NEITHER SELLER NOR ANY AFFILIATE OF SELLER IS MAKING ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES OR ANY OTHER MATTER RELATING TO THIS AGREEMENT, AND SELLER AND EACH AFFILIATE OF SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES (INCLUDING, WITHOUT LIMITATION, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) IN CONNECTION THEREWITH.

10.	MISCELLANEOUS.

10.1    No Agency.    It is agreed and understood that neither party is the agent, representative or partner of the other, and neither party has any authority or power to bind or contract in the name of or to create any liability against the other in any way or for any purpose pursuant to this Agreement. Nothing contained in this Agreement shall be construed to give either party the power to direct and control the day-to-day activities of the other, constitute the parties as partners, joint venturers, principal and agent, employer and employee, co-owners, or otherwise as participants in a joint undertaking, or allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

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10.2    Amendment; Waiver; Remedies Cumulative.  Any agreement on the part of a party hereto to any extension or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such party. A waiver by a party hereto of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any party of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time. This Agreement may not be amended, modified or supplemented except by written agreement of all of the parties hereto. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.3    Counterparts; Facsimile Signature.  This Agreement may be executed in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when all counterparts have been signed by each of the parties and delivered to the other party, it being understood that the parties need not sign the same counterpart. Either party may execute this Agreement by facsimile or scanned signature and the other party will be entitled to rely on such facsimile or scanned signature as conclusive evidence that this Agreement has been duly executed by such party.

10.4    Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall in all respects be governed by, and construed in accordance with, the laws of the State of New York of the United States of America, including all matters of construction, validity and performance, in each case without reference to any conflict of law rules that might lead to the application of the laws of any other jurisdiction.

10.5    Dispute Resolution. (a) In the event there is a dispute between Purchaser and Seller regarding this Agreement, or with respect to the performance by a Seller of its obligations hereunder (whether in respect of a matter which has previously been resolved pursuant to this Section 10.5 or otherwise), prior to any party instituting any action or claim or pursuing any other remedy hereunder, the parties shall attempt in good faith to reach agreement on a resolution of the dispute. If such attempts are unable to resolve the dispute, the parties shall seek to resolve the dispute in accordance with the provisions of this Section 10.5.

i)

The party which is the disputing party (the “Disputing Party”) shall send a written notice describing the dispute or issue (the “Dispute Notice”) to the other party (the “Notice Receiver”). A) Within fifteen (15) days of the Notice Receiver’s receipt of a Dispute Notice, the Parties shall conduct a meeting, attended by an executive designated by each Party (a “Step One Meeting”). If resolved at the Step One Meeting or at any other time prior to the expiration of such 15-day period, the Disputing Party shall re-send the original Dispute Notice to the other Party with a written and signed acknowledgment that it has been withdrawn. B) The matter shall be considered unresolved if at any time the parties agree in writing that it is unresolved or the original Dispute Notice has not been withdrawn

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within fifteen (15) days after conclusion of the Step One Meeting

ii)

If the matter remains unresolved after the Step One Meeting, either of the Parties may initiate any claim or pursue or exercise any of its rights or remedies hereunder, at law or in equity pursuant to Section 10.5 (b)

(b)

All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Singapore. The language of the arbitral proceedings shall be English. Judgment upon any award(s) rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator(s) are authorized to include in the award an allocation to any party of such costs and expenses, including attorneys’ fees, as the arbitrator shall deem reasonable. Nothing in this Agreement shall prevent either party from seeking provisional measures from any court of competent jurisdiction, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate. The parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce or challenge an award in legal proceedings before a court or other judicial authority.

10.6    Binding Effect; Assignment.  This Agreement binds and benefits the parties and their respective permitted successors and assigns. No party hereto may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party; provided, however, the Purchaser may assign any of its rights or obligations under this Agreement to any Affiliate of the Purchaser without the consent of the Seller.

10.7    No Third-Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any Person other than the parties hereto or their respective successors and assigns, any rights, remedies or liabilities under or by reason of this Agreement.

10.8    Force Majeure.  The Seller shall not be liable for any interruption of a Service or delay or failure to perform under this Agreement if such interruption, delay or failure results from strikes (other than in relation to the relevant Seller’s own workforce), riots, fires, floods, storm, earthquakes, power outages, telecommunications or network outages or limitations, acts of God, war, governmental action or any other causes beyond its reasonable control (“Force Majeure”). In any such event, the Purchaser and the Seller’s obligations hereunder in respect of the Service affected by Force Majeure shall be postponed for such time as the performance is suspended or delayed on account of such Force Majeure event and the parties shall seek to identify and implement a commercially reasonable alternative to minimize any interruption in the provision of those Services hereunder. Each of the Purchaser and the Seller will promptly notify

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the other in writing upon learning of the occurrence of such event of Force Majeure. Upon the cessation of the Force Majeure event, each of the Purchaser and the Seller will use all commercially reasonable effort to resume its performance with the least practicable delay

10.9    Notices.  All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party (a) on the date of delivery if delivered by hand or sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, (b) on the first Business Day following the date of dispatch if delivered by an internationally-recognized next-day courier service, or (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the persons (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties pursuant to this Section 10.9):

If to the Seller, to:

Samsung Electronics Co., Ltd.

SR3 Bldg.

San #24 Nongseo-Dong, Giheung-Gu

Yongin City, Gyeonggi Do, Korea 449-711

Fax no.:

Attention:

with a copy to (which copy shall not constitute notice):

[              ]

if to the Purchaser, to:

 IXYS Intl Limited

c/o IXYS Corporation

1590 Buckeye Drive

Milpitas, CA 95035

Fax no. +1.408.416.0224

Attention: Uzi Sasson

with a copy to (which copy shall not constitute notice):

 Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Fax no.: +1.650.463.2600

Attention: Luke Bergstrom

10.10  Construction; Usage.

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(a)      Interpretation. In this Agreement, unless a clear contrary intention appears:

(i)       the singular number includes the plural number and vice versa;

(ii)      reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)     reference to any gender includes each other gender;

(iv)     reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)     “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(vi)    “including” means including without limiting the generality of any description preceding such term;

(vii)   “Dollars” and “US$” shall mean United States dollars; and

(viii)   references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b)      Headings.    The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

10.11  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability and shall not render invalid or unenforceable the remaining terms and provisions of this Agreement or affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

10.12  Mutual Drafting.  The parties hereto have been represented by counsel who have carefully negotiated the provisions hereof. As a consequence, the parties do not intend that the presumptions of any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement and therefore waive their effects. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

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10.13  Exhibits. The Services Exhibit is hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full herein.

10.14  Entire Agreement.    This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and terminate and supersede all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first written above.

IXYS INTL LIMITED		SAMSUNG ELECTRONICS CO., LTD.

By:	/s/ Uzi Sasson	By:	/s/ Byunghoon Suh

Name: Uzi Sasson		Name: Byunghoon Suh

Title: Director		Title: Senior Vice President

EXHIBIT A

SERVICES EXHIBIT

The Seller agrees to provide the following Services during the applicable periods of time set forth below:

1.	Information Technology (IT) and Finance Services

Service Description:	•	Finance - Provide data so Purchaser can develop customer invoicing processes.

	•	IT - Provide data to assist with Purchaser’s transition of enabling transactions (wafer orders, etc…) within Purchaser’s Oracle system.

Fees:	Purchaser will pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Service Period:	***.

2.	Operational Services.

Service Description:	During the Service Period, Seller will:

	1)	Assist Purchaser with introductions to all vendors including those associated with wafer preparation, flash programming, sort, assembly, and final test processes.

	2)	If necessary, assist and train Purchaser in the transition of wafer preparation, flash programming, sort, assembly, and final test processes to Purchaser.

	3)	Deliver and assign Customer POs (as defined in the Foundry Services Agreement) for WIP Products (as defined in the Foundry Services Agreement) to Purchaser

	4)	Notwithstanding anything contrary to this Agreement, the vendors addressed in this provision shall not include vendors that: i) are not related with the Business as of the Closing Date; and ii) are Seller’s raw material or equipment vendors (other than vendors of raw materials or equipment related to the assembly or the packaging of integrated

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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circuits).

Fees:	Purchaser will pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Pass-Through Expenses:	Cost of packaging, freight and insurance and subcontractor fees.

Service Period:	***

3.	Quality and Reliability Services:

(a)      Warranty Claims and Returns:

Service Description:

During the Service Period, Seller will perform customer failure analysis of the IXYS Business Products (as defined in Product License Agreement) and provide the results of that analysis to Purchaser. If necessary, Seller will request a solution to the appropriate design or software provider.

For avoidance of doubt, Purchaser shall directly manage all matters relating to customer relations, including, but not limited to, taking any claims of, or complaints regarding, any product defects from customers in connection with such IXYS Business Products.

Fees:

Except for subcontractor fees, Seller will provide all services at no charge until one year after the Closing Date. After this period, Purchaser will pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Pass-Through Expenses:

For amounts actually paid by Seller, Purchaser will reimburse Seller for third-party fees associated with the Quality and Reliability Services. Purchaser will also pay Seller’s reasonable expenses and cost of travel as set forth in the cost table.

Service Periods:	***

4.	Development Services.

Service Description:	During the Service Period, Seller will perform the following services

	(i)	complete development of the following *** Products: ***,

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the development to include:

		a.	Management of the design subcontractor(s).

		b.	Report development milestones to the Purchaser (1st F/O, test report, tape out, quality reports, and other reports customarily produced by Seller in the design of similar devices).

		c.	Enter into development agreements with subcontractors for the development of the *** Product components such as the verification and test programs.

	(ii)	Complete transitional development of the following *** Products: ***, the development to include:

		a.	Management of the design subcontractor (if applicable).

		b.	Report development milestones to Purchaser (1st F/O, test report, tape out, quality reports, and other reports customarily produced by Seller in the design of similar devices).

		c.	Enter into development agreements with subcontractors for the development of the *** product components such as the verification and test programs.

	(iii)	Provide development training:

		a.	Technical workshops regarding: product designs, design techniques, development process, product transition, and documents, and usage of the licensed In House Design Tools,

		b.	Modification or creation of new documentation with respect to the Business Products, and

		c.	The Parties shall discuss and agree on the detailed development schedule for the development training.

Fees:	Fees relating to Section 4(i): Purchaser will pay any amounts, including incentive fee payments, owed to vendors under the Transferred Contracts relating to the development work described

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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in Section 4(i). Purchaser shall be responsible for all other development fees set forth in the Transferred Contracts relating to the *** Products.

Fees relating to Section 4(ii): Purchaser will pay a development fee of USD $***. This fee includes subcontracting fees, the costs of mask sets, and verification fees. The payment of USD $*** will be made within thirty days after receipt of Seller’s invoice which shall be issued by Seller after the Closing Date.

Purchaser will also pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Service Period:	***, or, for the products described in Sections 4(i) and 4(ii), *** from the mass production date of the last of such products to enter mass production, whichever is later.

5.	Sales Support Services.

Service Description:

During the Service Period, Seller will (i) arrange major customer meetings, and (ii) provide personal introductions to Solution Partners, key customer, Sales Representatives and Distributors relating to the Business, and (iii) provide data and information relating to 4-bit and 8-bit microcontroller sales and marketing; provided that such customer, Solution Partner, key customer, Sales Representative and Distributors will be selected by parties’ consent; provided that key customer means a customer who directly buys Business Products from the Seller.

Fees:	Purchaser will pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Service Period:	***.

6.	Design Transition Services.

Service Description:

During the Service Period, Seller shall provide Purchaser with such information, cooperation and assistance to effect a smooth and seamless transition of foundry services to a third party designated by Purchaser (a “Successor”) (such information, cooperation and assistance, “Transition Assistance”). Transition Assistance shall include: (a) providing know-how, technical information and other

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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appropriate information concerning the transfer and transition of the foundry services to Purchaser; and (b) other services as reasonably requested by Purchaser.

Fees:	Purchaser will pay Seller’s reasonable expenses and cost of travel as set forth in the Seller Expense Table.

Service Period:	***.

7. Seller Expense Table.

    Payroll Table

(USD, per hour)

Position	Korea	China	Singapore	US	EU
E3/G3/S3/M3	***	***	***	***	***
E4/G4/S4/M4	***	***	***	***	***
E5/G5/S5/M5/M6	***	***	***	***	***
E6/G6/S6/M7	***	***	***	***	***

Travel Fee: USD $*** per day per person (This amount includes out-of pocket money, meals, ground transfer fee, and accommodations fee. Airfare fee will be paid separately, but now hourly expenses will not be paid while service providers are traveling, including while on the airplane).

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.	Purchase Order Agency.

Service Description:

During the Service Period and until August 31, 2013, i) Seller may directly provide Business Products in place of Purchaser, without transfer of the purchase orders to Purchaser, that are/were ordered by purchase orders existing at Closing Date or prior to Closing date; and ii) Seller may receive purchase orders of Business Products from customers in place of Purchaser and provide the Business Products to the customer. Profit Share (defined hereafter) shall be monthly paid by Seller to Purchaser. On August 31, 2013 all Customer purchase order will be delivered and assigned to Purchaser.

Profit Share

(a) ***.

(b) ***.

Fees:	Purchaser will pay Seller’s cost of travel as set forth in the Seller Expense Table.

Service Period:	***.

***Certain confidential information contained in this document, marked with 3 asterisks (***), has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULES

Schedule 1.3

Service Coordinator Contact Information:

For Seller:

Name:

Title:

Phone:

Facsimile:

Email:

For Purchaser:

Name:  David Staab

Title:  Vice President of R&D and MCU Architecture of Zilog, Inc.

Phone:  +1.408.457.9087

Facsimile:  +1.408.416.0223

Email:dstaab@zilog.com